SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                  July 16, 2003
                        (Date of earliest event reported)


                              CAVALIER HOMES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




              1-9792                                      63-0949734
---------------------------------------        --------------------------------
        (Commission File No.)                  (IRS Employer Identification No.)



    32 Wilson Boulevard 100
      Addison, Alabama                                        35540
---------------------------------------        --------------------------------
(Address of principal executive offices)                   (Zip Code)




                                    (256) 747-9800
                 ---------------------------------------------------
                 (Registrant's telephone number, including area code)



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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------


       (c) EXHIBITS.

       Exhibit 99.1      Press Release dated July 16, 2003.


Item 9.      Regulation FD Disclosure.
             ------------------------

             On July 16, 2003, Cavalier Homes, Inc. (the "Company") issued a press release announcing the closure of a home manufacturing plant located in Shippenville, Pennsylvania. A copy of the Company's press release is attached to this Form 8-K as Exhibit 99.1.

Limitation on Incorporation by Reference

             In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                      CAVALIER HOMES, INC.
                                                           (Registrant)


Date: July 16, 2003                     By       /s/ Michael R. Murphy
                                           -------------------------------
                                                   Michael R. Murphy
                                               Its Chief Financial Officer




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                                  Exhibit Index
                                  -------------

Exhibit                                     Description
-------                                     -----------

99.1                                        Text of Press Release July 16, 2003.

                                                                 EXHIBIT 99.1


         From:             Cavalier Homes, Inc.
         Approved by:      David Roberson
         Subject:          Shippenville Plant
         Contact:          Mike Murphy (256) 747-9800


            CAVALIER HOMES TO CLOSE SHIPPENVILLE, PENNSYLVANIA PLANT

Addison, Ala. (July 16, 2003) - Cavalier Homes, Inc. (NYSE: CAV) today announced that the Company is closing an under-performing home manufacturing plant in Shippenville, Pennsylvania. The Shippenville plant currently employs approximately 90 people and is Cavalier's smallest, accounting for about 4% of its total revenue during the first half of 2003.

         The Company is currently negotiating to lease the facility, which may enable continuation of some of the workforce, and hopes to conclude these negotiations in early August. The successful negotiation of this lease, which provides a purchase option, may mitigate the costs related to the shutdown of the plant; however, there can be no assurance of a favorable outcome in this regard.

         The amounts of any impairment or certain other charges associated with the plant closing are not presently determinable, but to the extent they occur, such charges will be recorded in Cavalier's second quarter ended June 28, 2003. The Company does expect, however, to incur some costs related to employee termination, the amount of which is dependent on the completion of negotiations and which will be recorded in the third quarter.

         Cavalier plans to report results for its second quarter in early
August.

         Cavalier Homes, Inc. and its subsidiaries produce, sell, and finance manufactured housing. The Company markets its homes primarily through independent dealers, including exclusive dealers that carry only Cavalier products, and provides financial services primarily to retail purchasers of manufactured homes sold through its dealer network.

         With the exception of historical information, the statements made in this press release, including those containing the words "believe," "know," "will," and words of similar import, and those relating to industry trends and conditions, Cavalier's expectations for its results of operations in future periods, acceptance of Cavalier's new product initiatives and the effect of these and other steps taken in the last several years on Cavalier's future sales and earnings, and Cavalier's plans and expectations for addressing current and future industry and business conditions, constitute forward-looking statements, are based upon current expectations, and are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the statements, including among other matters, significant competitive activity, including promotional and price competition; interest rates; increases in raw material and energy costs; changes in customer demand for Cavalier's products; inherent risks in the market place associated with new products and new product lines; and other risk factors listed from time to time in Cavalier's reports filed with the Securities and Exchange Commission, including, but not limited to, those discussed or indicated in Cavalier's Annual Report on Form 10-K for the period ended December 31, 2002, under the heading "Item 1. Business-Risk Factors," and its Quarterly Report on Form 10-Q for the period ended March 29, 2003, under the heading "Safe Harbor Statement under the Private Litigation Reform Act of 1995, as filed with the Securities and Exchange Commission. Cavalier disclaims any obligation to update any forward-looking statements as a result of developments occurring after the issuance of this press release.

                                      -END-